INVESTMENT ADVISOR                                INSTITUTIONAL
Shay Assets Management Co.                            INVESTORS
26 Broadway                                              MUTUAL
Suite 400                                                 FUNDS
New York, New York 10004

DISTRIBUTOR
Shay Financial Services Co.
111 East Wacker Drive                         Capital Appreciation Fund, Inc.
Chicago, Illinois 60601                     Tax Advantaged Income Fund, Inc.

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIAN
PNC Bank, NA
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP                                        ANNUAL REPORT
1345 Avenue of the Americas                               TO SHAREHOLDERS
New York, New York 10105                                 DECEMBER 31, 1995

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--------------------------------------------------------------------------------

                      INSTITUTIONAL INVESTORS MUTUAL FUNDS
                              PERFORMANCE SUMMARY
                                  (UNAUDITED)

                          AVERAGE ANNUAL TOTAL RETURN
                      PERIODS ENDING DECEMBER 31, 1995(1)

                         1
                       YEAR      3 YEARS     5 YEARS     10 YEARS
                       ENDED      ENDED       ENDED       ENDED
                       -----     -------     -------     --------
CAPITAL APPRECIATION
  FUND................ 24.9%        14.3%       13.8%        11.2%
  Standard & Poor's
    500 Index......... 37.5         15.3        16.6         14.9
  Dow Jones Industrial
    Average........... 36.9         18.9        17.6         16.5
  Lipper Growth &
    Income Funds
    Average........... 30.8         13.3        15.5         12.8
TAX ADVANTAGED INCOME
  FUND................  3.3          2.5         7.4          5.4(2)
  IBC/Donoghue Money
    Market Index......  5.5          4.0         4.2          5.6(2)

(1) Assumes reinvestment of all dividends and distributions. Average annual returns are stated for periods greater than one year. Data for the Standard & Poor's 500 Index, Dow Jones Industrial Average and Lipper Growth & Income Funds Average is from Lipper Analytical Services Corporation. Data for the IBC/Donoghue Money Market Index is from CDA Investment Technologies, Inc.

(2) Since inception of the Tax Advantaged Income Fund on 2/28/88.

The following graph shows that an investment of $10,000 in the Capital Appreciation Fund on December 31, 1985 would have been worth $28,818 on December 31, 1995, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $39,892.

                           CAPITAL APPRECIATION FUND

                            CUMULATIVE TOTAL RETURN

         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)                 CAF                S&P
1985                                               10000              10000
1986                                               11314              11860
1987                                               11687              12477
1988                                               12744              14535
1989                                               16284              19129
1990                                               15109              18536
1991                                               17513              24170
1992                                               19305              26007
1993                                               23258              28634
1994                                               23074              29006
1995                                               28818              39892

The following graph shows that an investment of $10,000 in the Tax Advantaged Income Fund on February 28, 1988 would have been worth $14,822 on December 31, 1995, assuming all dividends and distributions have been reinvested. A similar investment in the IBC/Donoghue Money Market Index, over the same period, would have grown to $15,281.

                           TAX ADVANTAGED INCOME FUND

                            CUMULATIVE TOTAL RETURN

         MEASUREMENT PERIOD
        (FISCAL YEAR COVERED)                 TAF                IBC
1987                                               10000              10000
1988                                                9930              10600
1989                                               10220              11543
1990                                               10548              12444
1991                                               12724              13153
1992                                               13966              13600
1993                                               14352              13967
1994                                               14501              14484
1995                                               14822              15281

Past performance is not predictive of future results. The S&P 500 Index and IBC/Donoghue Money Market Index represent unmanaged groups of securities which differ in composition from the Capital Appreciation Fund and Tax Advantaged Income Fund, respectively. The indices do not include a reduction in total return for expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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MESSAGE FROM THE PRESIDENT:

Dear Shareholder:

The Institutional Investors Capital Appreciation Fund enjoyed a total return of 24.90% in 1995. This gain helped to elevate the Fund's three year average annual return to 14.29% and the five year average annual return to 13.78%. Moreover, if a shareholder institution had invested $10,000 in the Capital Appreciation Fund in 1953 and reinvested all capital gains and dividends back into the Fund, the shareholder institution's investment would have grown to $1,176,312 at year-end 1995. The Institutional Investors Tax Advantaged Income Fund, a money market alternative, posted a year-end return of 3.29%.

The investing public's knowledge of mutual funds and equity investing continues to accelerate at a rapid pace. The Investment Company Institute, for example, recently reported that from 1940 through 1991, inclusive, net inflows into equity mutual funds amounted to $110 billion, while from 1992 through year-end 1995, net inflows into equity mutual funds surpassed $350 billion.

Many individual investors now realize what institutional investors have known for some time. Namely, common stocks over time outperform both money market and bond investments. They also concur with institutional investors that an efficient strategy to create wealth over time is to marry a long term goal such as retirement income or a child's college tuition with a long-term, dollar-cost averaging common stock investment plan. By investing equal dollar amounts on a regular basis, such as weekly, monthly or quarterly, more shares are purchased when the price is lower and fewer shares when the price is higher. In addition, a regular investment plan helps to avoid the dangers of market timing.

Trying to precisely forecast when to enter the market and when to exit is almost impossible when most of the stock market's gains usually occur within a very short time span. Ibbotson Associates, a leading stock market performance measurement firm, has shown that from December 31, 1925 through December 31, 1993, the compound annual gain in common stocks averaged 10.33%. Yet when the best performing thirty months are removed from this 816 month time period, the average compound annual gain drops to 3.69%. More recently, for the decade ended December 1994, the Standard & Poor's 500 Stock Index had an average annual gain of 14.5%. However, when the best twelve months of performance are removed, the average annual gain is reduced to 3.8%.

The individual investor's rising knowledge of equity investing is also related to the challenges of a global economy. Although many of the economic consequences of global competition, such as low inflation, declining interest rates and limited wage growth are positives for both our economy and corporate profits, some of the results also can cause job insecurity, downward mobility and reduced consumer confidence. Individual investors are aware that in order to remain competitive, American industry, at least for the short term, will continue to substitute technology for human effort, to export jobs to low wage countries and to replace defined benefit plans with defined contribution plans such as 401(k) plans. As a result, American workers know that they have to take more control over their own financial future. The Capital Appreciation Fund's investment philosophy of creating wealth over time and its investment discipline of only investing in companies with strong balance sheets that also have the capability of generating rising earnings and cash flow, blends in nicely with the investment philosophies held by many new individual investors in the equity market.

                           Sincerely,
                           Harry Doherty

                           Harry Doherty
                           President

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

CAPITAL APPRECIATION FUND

The Institutional Investors Capital Appreciation Fund provided a total return to its shareholders of 24.90% for the twelve month period ending December 31, 1995. Total return reflects the reinvestment of all dividends and capital gains, as well as the change in net asset value for the period. The Fund's net asset value per share on December 31, 1995 was $121.75, versus $112.12 on December 31, 1994. Shareholders received distributions from dividend income of $1.2264 per share and capital gains of $16.8850 per share during fiscal 1995.

1995 proved to be a very profitable year for investors in the domestic equity markets. The Dow Jones Industrial Average ended the year in record territory, surpassing both the 4000 and 5000 milestones. The Standard & Poors' 500 Index also ended the year in record territory well above the 600 level. Strong corporate earnings, low inflation, declining interest rates and record cash inflows into equity mutual funds were largely responsible for the gains. Investors commonly calculate the value of a company by estimating future cash flows and discounting them back to the present using an appropriate discount rate. As corporate profits strengthened and interest rates fell during the year, cash flow estimates increased and discount rates were lowered. As a result, the present value of these cash flows increased causing stock market participants to bid up prices.

Securities held in the Capital Appreciation Fund that contributed at least one percentage point to the total return during 1995 included (in descending order) Clayton Homes, Inc.; Wendy's International, Inc.; IBP, Inc.; Reynolds & Reynolds Co.; and Hewlett-Packard Co. There were no securities that detracted more than one percentage point from the Fund's 1995 total return and only two that reduced the Fund's return by more than 1/2 of 1 percentage point, namely Brown Group, Inc. and Toys "R" Us, Inc. Brown Group was eliminated from the portfolio earlier in the year while Toys "R" Us continues to be a holding in the Fund. Retail stocks in general performed poorly during the year and even those with strong balance sheets and solid management teams were not immune to the difficult operating environment.

The investment management team was quite active during the year. As investors' attentions were focused on the hot technology and financial sectors, we maintained our disciplined approach of buying equity securities that appear relatively undervalued in the marketplace. As a result, the Fund was underweighted in these two sectors of the market, which may have adversely affected our relative returns in the short-term. However, we were able to accumulate many high quality stocks that have demonstrated the ability to grow their cash flows and earnings in a consistent manner over long periods of time. These steady growers were not the market favorites this past year, providing us with the opportunity to accumulate positions at prices we considered to be attractive relative to the prevailing market valuations. Most of the securities we eliminated from the portfolio during the year were the result of reaching fair market values or a relative decline in their financial prospects compared to alternative opportunities.

The Fund's value philosophy consists of stringent investment guidelines which enable Shay Assets Management Co. (the "Investment Adviser") to identify companies with strong balance sheets and the potential for improvement in cash flows and earnings that are currently undervalued by the equity market. This "bottoms-up" approach seeks to identify attractive stock candidates on a company-by-company basis. Industry sector outlook and general stock market conditions are secondary considerations. The principal characteristics that the Investment Adviser continually searches for include: improving cash flow return on investment resulting largely from the efficient use of capital, lean cost structures and continual margin improvement coupled with attractive stock valuations. The universe of potential equity investments is continually screened for companies meeting these parameters, thereby providing the opportunity to enhance shareholder value.

TAX ADVANTAGED INCOME FUND

The Tax Advantaged Income Fund produced a total return of 3.29% for the twelve month period ending December 31, 1995. The Fund's net asset value per share was $99.49 as of December 31, 1995, versus $99.75 on December 31, 1994. Dividend distributions during fiscal 1995 totaled $3.4913 per share. The Fund has maintained low volatility in its net asset value per

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

share for the duration of the year, ranging from a low of $99.41 to a high of $100.89, while continuing to provide a steady stream of dividend income.

The Tax Advantaged Income Fund's objective is to obtain a high level of current income consisting of dividends eligible for the Dividends Received Deduction. Tax paying corporations can earn enhanced after-tax returns due to their ability to exclude 70% of these dividends from their taxable income. The Fund is conservatively managed with an emphasis on credit quality. All of the Fund's auction rate and adjustable rate preferred holdings are investment grade.

As of December 31, 1995, the Tax Advantaged Income Fund was 81.64% invested in auction rate preferred stocks and 6.40% in adjustable rate preferred stocks, with the remaining 11.96% in short-term commercial paper and other short-term assets. With the majority of the Fund's assets in auction rate preferred stocks, which adjust their yields every 49 days, the portfolio is well positioned to minimize volatility in the Fund's net asset value while providing a steady stream of dividend income eligible for the Dividends Received Deduction.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK-88.77%:

                                                       VALUE
                                                    -----------
SHARES                                              (NOTE 1)
-------
           AUTO PARTS-3.23%
 38,600    Cooper Tire & Rubber Co. ..............  $   950,525
 22,800    Echlin, Inc. ..........................      832,200
                                                    -----------
                                                      1,782,725
           BEVERAGES-2.54%
 18,900    Coca-Cola Company......................    1,403,325
           BEVERAGES--ALCOHOLIC-2.16%
 17,800    Anheuser-Busch Companies, Inc. ........    1,190,375
           BUILDING MATERIALS-3.91%
 26,600    National Service Industries............      861,175
 31,900    Sherwin-Williams Co. ..................    1,299,925
                                                    -----------
                                                      2,161,100
           CHEMICALS-3.24%
 24,100    Morton International, Inc. ............      864,588
 20,200    PPG Industries, Inc. ..................      924,150
                                                    -----------
                                                      1,788,738
           CHEMICALS--SPECIALTY-3.05%
 18,500    Avery Dennison Corp. ..................      927,312
 13,500    Nordson Corp. .........................      759,375
                                                    -----------
                                                      1,686,687
           COMPUTER SOFTWARE & SERVICES-3.29%
 24,500    Automatic Data Processing, Inc. .......    1,819,125
           COMPUTER SYSTEMS-1.46%
  9,600    Hewlett-Packard Co. ...................      804,000
           CONTAINERS (PAPER)-1.44%
 31,100    Bemis Company, Inc. ...................      796,938
           ELECTRICAL EQUIPMENT-7.01%
 11,800    Emerson Electric Co. ..................      964,650
 16,300    Grainger (W.W.), Inc. .................    1,079,875
 13,000    Hubbell, Inc. .........................      854,750
 39,700    Premier Industrial Corp. ..............      972,650
                                                    -----------
                                                      3,871,925
           ENTERTAINMENT-1.33%
 12,400    Walt Disney Co. .......................      731,600

                                                       VALUE
                                                    -----------
SHARES                                              (NOTE 1)
-------
           FOODS-6.52%
 48,000    Hormel Foods Corp. ....................  $ 1,182,000
 30,100    Lancaster Colony Corp. ................    1,121,225
 40,800    Sara Lee Corp. ........................    1,300,500
                                                    -----------
                                                      3,603,725
           FURNISHINGS & APPLIANCES-2.20%
 50,000    Leggett & Platt, Inc. .................    1,212,500
           HEALTH CARE--DRUGS-4.29%
100,850    Mylan Laboratories.....................    2,369,975
           HEALTH CARE--HOSP. MGMT.-1.80%
 28,400    Manor Care, Inc. ......................      994,000
           HEAVY DUTY TRUCKS & PARTS-1.22%
 26,900    Donaldson Company, Inc. ...............      675,863
           HOUSEHOLD PRODUCTS-2.98%
 23,000    Clorox Co. ............................    1,647,375
           MANUFACTURED HOUSING-1.55%
 40,093    Clayton Homes, Inc. ...................      856,988
           MANUFACTURING-1.89%
 25,500    Teleflex, Inc. ........................    1,045,500
           OFFICE EQUIPMENT & SUPPLIES-2.96%
 23,000    Reynolds & Reynolds Co. Class A........      894,125
 36,900    Standard Register Co. .................      742,612
                                                    -----------
                                                      1,636,737
           PUBLISHING--NEWSPAPERS-5.82%
 26,000    Gannett Company, Inc. .................    1,595,750
 42,200    Lee Enterprises, Inc. .................      970,600
  2,300    Washington Post Co. Class B............      648,600
                                                    -----------
                                                      3,214,950
           RAILROADS-1.73%
 24,900    Illinois Central Corp. Series A .......      955,537
           RESTAURANTS-1.74%
 45,100    Wendy's International, Inc. ...........      958,375

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED):

SHARES                                                 VALUE
------                                             -----------
                                                     (NOTE 1)
          RETAIL--DEPARTMENT STORES-1.89%
24,700    May Department Stores Co. ..............  $ 1,043,575
          RETAIL--DRUG CHAINS-3.51%
15,400    Arbor Drugs, Inc. ......................      323,400
54,000    Walgreen Company........................    1,613,250
                                                    -----------
                                                      1,936,650
          RETAIL--FOOD CHAINS-5.70%
67,900    Albertson's, Inc. ......................    2,232,212
37,200    Hannaford Brothers Co. .................      916,050
                                                    -----------
                                                      3,148,262
          RETAIL--GENERAL MERCHANDISE-3.20%
79,000    Wal-Mart Stores, Inc. ..................    1,767,625
          RETAIL--SPECIALTY STORES-1.69%
22,200    Gap, Inc. ..............................      932,400
          SPECIALIZED SERVICES-1.55%
38,600    Rollins, Inc. ..........................      854,025
          TOBACCO-2.49%
15,200    Philip Morris Companies, Inc. ..........    1,375,600
          TOYS-1.38%
35,100    Toys "R" Us, Inc. #.....................      763,425
                                                    -----------
          Total Common Stock
            (Cost $42,050,613)....................  $49,029,625
                                                    -----------

COMMERCIAL PAPER-11.47%:

PRINCIPAL
  AMOUNT                                                 VALUE
----------                                            -----------
                                                        (NOTE 1)
$1,000,000   American Express Credit
               Corp., 5.75%,
               due 01/02/96..............             $ 1,000,000
 2,667,000   Associates Credit Corp.,
               5.60%, due 01/02/96.......               2,667,000
 2,668,000   Household Finance Corp.,
               5.65%, due 01/02/96.......               2,668,000
                                                      -----------
             Total Commercial Paper
               (Cost $6,335,000).........               6,335,000
                                                      -----------
             Total Investments
               (Cost $48,385,613*).......  100.24%     55,364,625
             Liabilities in excess of
               other assets..............    (.24)%      (130,646)
                                           ------     -----------
             Net Assets..................  100.00%    $55,233,979
                                           ======     ===========

# Non-income producing security.
* Aggregate cost for Federal income tax purposes is identical. At December
  31, 1995, the net unrealized appreciation for all securities of $6,979,012 consists of gross unrealized appreciation of $7,800,258 and gross unrealized depreciation of $821,246.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSETS:                                                                                  DECEMBER 31, 1995
                                                                                         -----------------
Common stock--at value (Cost $42,050,613)..............................................     $49,029,625
Commercial paper--at value (Cost $6,335,000)...........................................       6,335,000
                                                                                            -----------
Total Investments--at value (Cost $48,385,613).........................................      55,364,625
Cash...................................................................................       1,000,810
Dividends and interest receivable......................................................          95,980
Prepaid expenses.......................................................................          13,348
                                                                                            -----------
  Total assets.........................................................................      56,474,763
                                                                                            -----------
LIABILITIES:
Payable for securities purchased.......................................................       1,165,085
Accrued expenses payable...............................................................          42,695
Investment advisory fees payable.......................................................          33,004
                                                                                            -----------
  Total liabilities....................................................................       1,240,784
                                                                                            -----------
NET ASSETS applicable to 453,657 shares of
  $1.00 par value stock................................................................     $55,233,979
                                                                                            ===========
NET ASSETS:
Capital paid in........................................................................     $48,253,308
Undistributed net realized gains.......................................................             167
Undistributed net investment income....................................................           1,492
Net unrealized appreciation............................................................       6,979,012
                                                                                            -----------
NET ASSETS.............................................................................     $55,233,979
                                                                                            ===========
NET ASSET VALUE, offering and redemption price
  per share ($55,233,979 / 453,657 shares).............................................     $    121.75
                                                                                            ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                            YEAR ENDED
                                                                                         DECEMBER 31, 1995
                                                                                         -----------------
INVESTMENT INCOME:
INCOME:
  Dividends..........................................................................       $   932,580
  Interest...........................................................................           191,302
                                                                                            -----------
  Total investment income............................................................         1,123,882
EXPENSES:
  Investment advisory fees...........................................................           361,764
  Legal..............................................................................           130,345
  Administration.....................................................................            49,782
  Directors'.........................................................................            44,537
  Insurance..........................................................................            29,983
  Audit..............................................................................            28,850
  Custody............................................................................            16,036
  Transfer agent.....................................................................            11,440
  Printing...........................................................................             7,963
  Miscellaneous......................................................................             6,672
                                                                                            -----------
                                                                                                687,372
  Fee waivers........................................................................           (15,232)
                                                                                            -----------
     Net operating expenses..........................................................           672,140
                                                                                            -----------
     Net investment income...........................................................           451,742
                                                                                            -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.....................................................         6,328,622
Net change in unrealized appreciation of investments.................................         3,832,234
                                                                                            -----------
Net realized and unrealized gain on investments......................................        10,160,856
                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................       $10,612,598
                                                                                            ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                       YEAR ENDED         YEAR ENDED
                                                                                      DECEMBER 31,       DECEMBER 31,
                                                                                          1995               1994
                                                                                      ------------       ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.............................................................  $   451,742        $   553,688
  Net realized gain on investments..................................................    6,328,622          6,821,337
  Net change in unrealized appreciation of investments..............................    3,832,234         (7,799,499)
                                                                                      -----------        -----------
Net increase (decrease) in net assets resulting from operations.....................   10,612,598           (424,474)
Net equalization....................................................................        3,043              3,761
Distributions to shareholders from:
  Net investment income.............................................................     (466,658)          (544,084)
  Net realized gain on investments..................................................   (6,328,455)        (6,821,337)
Net Increase from capital share transactions........................................   11,186,609          9,670,522
                                                                                      -----------        -----------
    Total increase in net assets....................................................   15,007,137          1,884,388
NET ASSETS:
  Beginning of year.................................................................   40,226,842         38,342,454
                                                                                      -----------        -----------
  End of year (including undistributed net investment income of
    $1,492 and $13,365, respectively)...............................................  $55,233,979        $40,226,842
                                                                                      ===========        ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Year

                                                                               YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------
                                                                1995           1994       1993       1992       1991
                                                               -------        -------    -------    -------    -------
NET ASSET VALUE, beginning of year............................ $112.12        $137.22    $135.14    $135.63    $154.21
INCOME FROM OPERATIONS:
  Net investment income.......................................    1.20           1.78       1.63       2.36       4.25
  Net realized and unrealized gain (loss).....................   26.55          (2.88)     25.94      11.40      18.90
                                                               -------        -------    -------    -------    -------
    Total from investment operations..........................   27.75          (1.10)     27.57      13.76      23.15
DISTRIBUTIONS:
  From net investment income..................................   (1.23)         (1.73)     (1.77)     (2.24)     (4.23)
  From net realized gains.....................................  (16.89)        (22.27)    (23.72)    (12.01)    (36.27)
  From return of capital......................................      --             --         --         --      (1.23)
                                                               -------        -------    -------    -------    -------
    Total distributions.......................................  (18.12)        (24.00)    (25.49)    (14.25)    (41.73)
                                                               -------        -------    -------    -------    -------
NET ASSET VALUE, end of year.................................. $121.75        $112.12    $137.22    $135.14    $135.63
                                                               =======        =======    =======    =======    =======
Total return..................................................   24.90%         (0.80)%     20.5%      10.2%      15.9%
Ratio of expenses to average net assets.......................    1.39%(1)       1.06%      1.02%      0.99%      0.89%
Ratio of net investment income to average net assets..........    0.94%          1.30%      1.09%      1.64%      2.51%
Portfolio turnover rate.......................................      85%            59%        23%        10%        21%
NET ASSETS, end of year (000's)............................... $55,234        $40,227    $38,342    $39,198    $58,670

(1) Without fee waivers for the year ended December 31, 1995, the ratio of expenses to average net assets would have been 1.43%.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS TAX ADVANTAGED INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT TERM AUCTION RATE PREFERRED STOCK-81.64%:

                                                       VALUE
                                                    -----------
SHARES                                              (NOTE 1)
------
          BANKS-9.17%
   200    J P Morgan Series B, 4.30%..............  $   200,000
   100    J P Morgan Series C, 4.38%..............      100,000
   100    J P Morgan Series D, 4.31%..............      100,000
     3    Republic New York A, 4.40%..............      300,000
     3    Republic New York MMP, 4.42%............      300,000
                                                    -----------
                                                      1,000,000
          FINANCIAL-20.18%
     6    First Colony B, 4.47%...................      600,000
     5    Ford Holdings F, 6.15%..................      500,000
          General Electric Capital Corp. D,
     3      4.29%.................................      300,000
          General Electric Capital Corp. G,
     1      4.40%.................................      100,000
          General Electric Capital Corp. I,
     1      4.35%.................................      100,000
     3    International Lease Finance A, 4.44%....      300,000
     3    International Lease Finance B, 4.39%....      300,000
                                                    -----------
                                                      2,200,000
          FOOD-4.59%
     3    Sara Lee Corporation B, 4.38%...........      300,000
     1    Sara Lee Corporation D, 4.35%...........      100,000
     1    Sara Lee Corporation F, 4.36%...........      100,000
                                                    -----------
                                                        500,000
          INSURANCE-9.17%
     3    CNA Financial Corp. E, 4.54%............      300,000
     2    CNA Financial Corp. F, 4.69%............      200,000
     5    Transamerica A-1, 4.49%.................      500,000
                                                    -----------
                                                      1,000,000
          OIL & GAS-10.09%
          Shell Frontier Oil & Gas Series A,
     2      4.37%.................................      200,000
          Shell Frontier Oil & Gas Series B,
     1      4.38%.................................      100,000
          Shell Frontier Oil & Gas Series C,
     3      4.34%.................................      300,000
     1    Texaco Inc. G, 4.33%....................      250,000
     1    Texaco Inc. I, 4.48%....................      250,000
                                                    -----------
                                                      1,100,000
          REAL ESTATE-4.59%
     1    MEPC Capital Corp. II-A, 4.60%..........      100,000
     4    MEPC Capital Corp. II-B, 4.47%..........      400,000
                                                    -----------
                                                        500,000
          UTILITIES-23.85%
     5    Central Power & Light II-B, 4.69%.......      500,000
     4    Delmarva Power, 4.43%...................      400,000
 3,000    Houston Light & Power C, 4.49%..........      300,000
 2,000    Houston Light & Power D, 4.67%..........      200,000
     4    Idaho Power Company A, 4.43%............      400,000

                                                       VALUE
                                                    -----------
SHARES                                              (NOTE 1)
------
     4    Southern California Gas Co. A, 4.50%....  $   400,000
     4    VEPCO June 89, 4.40%....................      400,000
                                                    -----------
                                                      2,600,000
                                                    -----------
          Total Short Term Auction Rate Preferred
            Stock (Cost $8,900,000)...............    8,900,000
                                                    -----------
ADJUSTABLE RATE PREFERRED STOCK-6.40%:
          BANKS-1.46%
 3,700    Wells Fargo & Company Series B, 5.50%...      159,100
          FINANCIAL INSTITUTIONS-3.49%
10,500    Bankers Trust NY Series Q, 5.88%........      221,813
 3,700    Bear Stearns & Co. Series A, 5.50%......      159,100
                                                    -----------
                                                        380,913
          UTILITIES-1.45%
          New York State Electric & Gas
 7,800      Series B, 5.44%.......................      157,950
                                                    -----------
          Total Adjustable Rate Preferred Stock
            (Cost $831,293).......................      697,963
                                                    -----------

COMMERCIAL PAPER-14.91%:

PRINCIPAL
  AMOUNT
----------
$  200,000   American Express Credit
               Corp., 5.55%,
               due 01/02/96.............                 200,000
   343,000   American Express Credit
               Corp., 5.75%,
               due 01/02/96.............                 343,000
   541,000   Associates Credit Corp.,
               5.60%, due 01/02/96......                 541,000
   542,000   Household Finance,
               5.65%, due 01/02/96......                 542,000
                                                     -----------
             Total Commercial Paper
               (Cost $1,626,000)........               1,626,000
                                                     -----------
             Total Investments
               (Cost $11,357,293*)......  102.95%     11,223,963
             Liabilities in excess of
               other assets.............   (2.95)%      (321,446)
                                          ------     -----------
             Net Assets.................  100.00%    $10,902,517
                                          ======     ===========

* Aggregate cost for Federal income tax purposes is identical. At December 31, 1995, the net unrealized depreciation for all securities of $133,330 consists entirely of gross unrealized depreciation of $133,330.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS TAX ADVANTAGED INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSETS:                                                                                  DECEMBER 31, 1995
                                                                                         -----------------
Short term auction rate preferred stock--at value (Cost $8,900,000)..................       $ 8,900,000
Adjustable rate preferred stock--at value (Cost $831,293)............................           697,963
Commercial paper--at value (Cost $1,626,000).........................................         1,626,000
                                                                                            -----------
Total Investments--at value (Cost $11,357,293).......................................        11,223,963
Dividends and interest receivable....................................................            40,930
Prepaid expenses.....................................................................             5,672
                                                                                            -----------
  Total assets.......................................................................        11,270,565
                                                                                            -----------
LIABILITIES:
Cash overdraft.......................................................................           342,814
Accrued expenses payable.............................................................            17,733
Investment advisory fees payable.....................................................             7,501
                                                                                            -----------
  Total liabilities..................................................................           368,048
                                                                                            -----------
NET ASSETS applicable to 109,581 shares of
  $0.01 par value stock..............................................................       $10,902,517
                                                                                            ===========
NET ASSETS:
Capital paid in......................................................................       $11,239,226
Accumulated net realized losses......................................................          (203,000)
Overdistributed net investment income................................................              (379)
Net unrealized depreciation..........................................................          (133,330)
                                                                                            -----------
NET ASSETS...........................................................................       $10,902,517
                                                                                            ===========
NET ASSET VALUE, offering and redemption price
  per share ($10,902,517 / 109,581 shares)...........................................       $     99.49
                                                                                            ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS TAX ADVANTAGED INCOME FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                            YEAR ENDED
                                                                                         DECEMBER 31, 1995
                                                                                         -----------------
INVESTMENT INCOME:
INCOME:
  Dividends..........................................................................        $ 766,760
  Interest...........................................................................           63,874
                                                                                              --------
  Total investment income............................................................          830,634
EXPENSES:
  Investment advisory fees...........................................................          130,593
  Legal..............................................................................           55,387
  Administration.....................................................................           49,782
  Directors'.........................................................................           33,556
  Audit..............................................................................           13,989
  Insurance..........................................................................           12,294
  Transfer agent.....................................................................           11,145
  Custody............................................................................           10,190
  Printing...........................................................................            4,094
  Miscellaneous......................................................................            1,660
                                                                                              --------
                                                                                               322,690
  Fee waivers........................................................................          (42,161)
                                                                                              --------
     Net operating expenses..........................................................          280,529
                                                                                              --------
     Net investment income...........................................................          550,105
                                                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Net realized loss on investments.....................................................          (81,711)
Net change in unrealized depreciation of investments.................................          124,720
                                                                                              --------
Net realized and unrealized gain on investments......................................           43,009
                                                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................        $ 593,114
                                                                                              ========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS TAX ADVANTAGED INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                         YEAR ENDED       YEAR ENDED
                                                                                        DECEMBER 31,     DECEMBER 31,
                                                                                            1995             1994
                                                                                        ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.............................................................    $   550,105      $   503,903
  Net realized gain (loss) on investments...........................................        (81,711)          12,604
  Net change in unrealized depreciation of investments..............................        124,720         (252,977)
                                                                                        -----------      -----------
Net increase in net assets resulting from operations................................        593,114          263,530
Net equalization....................................................................         (8,851)          16,586
Distributions to shareholders from net investment income............................       (562,075)        (514,303)
Net increase (decrease) from capital share transactions.............................     (8,823,596)       4,779,563
                                                                                        -----------      -----------
    Total increase (decrease) in net assets.........................................     (8,801,408)       4,545,376

NET ASSETS:
  Beginning of year.................................................................     19,703,925       15,158,549
                                                                                        -----------      -----------
  End of year (including undistributed net investment income of
    ($379) and $20,442, respectively)...............................................    $10,902,517      $19,703,925
                                                                                        ===========      ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Year

                                                                               YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------
                                                                1995           1994       1993       1992       1991
                                                               -------        -------    -------    -------    -------
NET ASSET VALUE, beginning of year............................ $ 99.75        $100.94    $100.17    $ 96.12    $ 85.29

INCOME FROM OPERATIONS:
  Net investment income.......................................    3.38           2.71       2.07       3.76       6.34
  Net realized and unrealized gain (loss).....................   (0.15)         (1.24)      0.68       5.51      10.87
                                                               -------        -------    -------    -------    -------
    Total from investment operations..........................    3.23           1.47       2.75       9.27      17.21

DISTRIBUTIONS:
  From net investment income..................................   (3.49)         (2.66)     (1.98)     (5.22)     (6.38)
                                                               -------        -------    -------    -------    -------
NET ASSET VALUE, end of year.................................. $ 99.49        $ 99.75    $100.94    $100.17    $ 96.12
                                                               =======        =======    =======    =======    =======
Total return..................................................    3.29%          1.47%       2.8%       9.8%      20.6%
Ratio of expenses to average net assets.......................    1.61%(1)       1.23%      1.26%      1.33%      1.17%
Ratio of net investment income to average net assets..........    3.16%          2.73%      2.04%      3.81%      6.88%
Portfolio turnover rate.......................................       1%             5%        11%        73%        26%

NET ASSETS, end of year (000's)............................... $10,903        $19,704    $15,159    $ 9,319    $11,642

(1) Without fee waivers for the year ended December 31, 1995, the ratio of expenses to average net assets would have been 1.85%.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

The Institutional Investors Capital Appreciation Fund, Inc. (the "Capital Appreciation Fund") and the Institutional Investors Tax Advantaged Income Fund, Inc. (the "Tax Advantaged Income Fund") (collectively, the "Funds") are registered under the Investment Company Act of 1940, as amended, as diversified open end management investment companies. The primary investment objective of the Capital Appreciation Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary. The investment objective of the Tax Advantaged Income Fund is to obtain a high level of current income consisting of dividends eligible for the dividends received deduction.

NOTE 1--Summary of Significant Accounting Policies

A.--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Portfolio securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Directors. Short term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost.

B.--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income and income on auction rate preferred stock is recorded on the accrual basis. The identified cost basis is used in the determination of realized gains and losses on security transactions.

C.--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

D.--Equalization--Through July 31, 1995, the Funds followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed net investment income per share was unaffected by sales or repurchases of the Funds' shares. The change in this policy has no effect on the Funds' net assets.

NOTE 2--Purchases and Sales of Securities

Capital Appreciation Fund:

The cost of purchases and the proceeds from sales of investments, exclusive of short term investments, for the year ended December 31, 1995 were $38,204,473 and $38,086,014, respectively.

Tax Advantaged Income Fund:

The cost of purchases and the proceeds from sales of investments, exclusive of short term investments, for the year ended December 31, 1995 were $182,000 and $1,219,127, respectively.

NOTE 3--Fees

Shay Assets Management Co. (the "Investment Adviser") was appointed as the Funds' investment adviser effective May 19, 1995. The Investment Adviser is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the Investment Adviser. Shay Assets Management, Inc. is controlled by Rodger D. Shay, Vice President of the Funds. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers.

The Investment Adviser receives fees from the Capital Appreciation Fund and the Tax Advantaged Income Fund, computed separately, at the annual rate of 0.75% of the first $100,000,000 of average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees and directors' fees and expenses) exceed 1.10% of the average daily net assets of the Capital Appreciation Fund or 1.15% of the average daily net assets of the Tax Advantaged Income Fund for any fiscal year during the term of the agreements with the Investment Adviser. The Investment Adviser waived approximately 2% of its fee from the Tax Advantaged Income Fund for the period from May 19, 1995 to December 31, 1995, which amounted to $2,806.

Effective May 19, 1995, PFPC Inc. ("PFPC") was appointed the Funds' administrator and transfer agent and PNC Bank NA ("PNC") was appointed the Funds' custodian. PFPC and PNC are affiliates of PNC Bank Corp.

As compensation for its administrative services, the Capital Appreciation Fund and the Tax Advantaged Income Fund each pay PFPC minimum monthly fees of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 25% of its administrative fee in the Capital Appreciation Fund and 61% of its administrative fee in the Tax Advantaged Income Fund, amounting to $12,446 and $30,311, respectively, for the period from May 19, 1995 to December 31, 1995.

As compensation for its services as transfer agent, the Capital Appreciation Fund and the Tax Advantaged Income Fund each pay PFPC minimum monthly fees of $1,500 (exclusive of out-of-pocket expenses). PFPC waived approximately 24% of its transfer agent fee in the Capital Appreciation Fund and 61% of its transfer agent fee in the Tax Advantaged Income Fund, amounting to $2,786 and $6,846, respectively, for the period from May 19, 1995 to December 31, 1995.

As compensation for its custodial services, the Capital Appreciation Fund and the Tax Advantaged Income Fund each pay PNC minimum monthly fees of $500 (exclusive of out-of-pocket expenses). PNC waived approximately 22% of its custodial fee in the Tax Advantaged Income Fund, amounting to $2,198, for the period from May 19, 1995 to December 31, 1995.

Prior to May 19, 1995, Nationar was the Funds' investment adviser, administrator, transfer agent and custodian. For investment advisory, administrative, transfer agency and custodial services provided prior to May 19, 1995, the Capital Appreciation Fund and the Tax Advantaged Income Fund each paid Nationar a quarterly fee, computed separately, at an annual rate of 0.75% of the first $75,000,000 of average daily net assets, 0.625% of the next $25,000,000 of average daily net assets, 0.50% of the next $50,000,000 of average daily net assets, and 0.25% of average daily net assets in excess of $150,000,000.

NOTE 4--Capital Stock

Capital Appreciation Fund:

At December 31, 1995, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1995 and 1994, respectively, were as follows:

                             SHARES                  AMOUNT
                        -----------------   -------------------------
                         1995      1994        1995          1994
                        -------   -------   -----------   -----------
Shares sold............  72,300    71,651   $ 8,579,318   $ 9,877,080
Shares issued in
 reinvestment of
 dividends.............  47,411    54,339     5,756,146     6,133,716
                        -------   -------   -----------   -----------
                        119,711   125,990    14,335,464    16,010,796
Shares redeemed........ (24,824)  (46,650)   (3,148,855)   (6,340,274)
                        -------   -------   -----------   -----------
Net increase...........  94,887    79,340   $11,186,609   $ 9,670,522
                        =======   =======   ===========   ===========

Tax Advantaged Income Fund:

At December 31, 1995, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1995 and 1994, respectively, were as follows:

                              SHARES                 AMOUNT
                         ----------------   ------------------------
                          1995      1994       1995          1994
                         -------   ------   -----------   ----------
Shares sold.............      --   48,328   $        --   $4,873,130
Shares issued in
 reinvestment of
 dividends..............   3,073    4,033       306,515      404,648
                         -------   ------   -----------   ----------
                           3,073   52,361       306,515    5,277,778
Shares redeemed......... (91,022)  (5,000)   (9,130,111)    (498,215)
                         -------   ------   -----------   ----------
Net increase
 (decrease)............. (87,949)  47,361   $(8,823,596)  $4,779,563
                         =======   ======   ===========   ==========

NOTE 5--Subsequent Event

The principle stockholders of the Tax Advantaged Income Fund have advised the Fund of their intention to redeem their shares in the Tax Advantaged Income Fund which constitute approximately 83% of the outstanding shares of the Tax Advantaged Income Fund.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of INSTITUTIONAL INVESTORS MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax Advantaged Income Fund, Inc. (two of the portfolios constituting the Institutional Investors Mutual Fund) as of December 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1993 were audited by other auditors whose report dated February 4, 1994, expressed an unqualified opinion on such information.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Institutional Investors Capital Appreciation Fund, Inc. and Institutional Investors Tax Advantaged Income Fund, Inc. of the Institutional Investors Mutual Funds as of December 31, 1995, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP

New York, New York
February 15, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS
MUTUAL FUNDS

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President

TIMOTHY A. DEMPSEY
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

JAY F. NUSBLATT
  Treasurer

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
CHRIS C. GAGAS
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
WILLIAM A. MCKENNA, JR.
NICHOLAS J. SCALI
CHARLES M. SPROCK
JOHN M. TSIMBINOS

--------------------------------------------------------------------------------

                      This page intentionally left blank.